May 19, 2006

DREYFUS PREMIER NEW LEADERS FUND

Supplement to the Prospectus Dated May 1, 2006

Effective July 1, 2006, the following information supersedes and replaces any contrary information contained in the Fund’s Prospectus under the heading “Goal/Approach”:

The fund defines “small and midsize companies” as companies with market capitalizations of $15 billion or less at the time of investment. However, the fund may continue to hold the securities of companies as their market capitalizations grow above $15 billion, and a substantial portion of the fund’s holdings may have market capitalizations higher than $15 billion at any time. While the fund is not required to maintain an average or median market capitalization of investments within any particular range, the fund’s portfolio management team currently intends to manage the fund within the “midcap” market capitalization ranges of leading industry data providers and rating services.